Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO AMENDED AND RESTATED NOTE FUNDING AGREEMENT

This Amendment No. 1 to Amended and Restated Note Funding Agreement, dated as of May 20, 2026 (this “Amendment”) is by and among Horizon Funding II, LLC, a Delaware limited liability company, as issuer (the “Issuer”), and each of Teachers Insurance and Annuity Association of America, Pacific Life Insurance Company and The Lincoln National Life Insurance Company, as initial purchasers (the “Initial Purchasers”). Each of the Issuer and each Initial Purchaser may be referred to herein as a “Party” or collectively as the “Parties.”

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Amended and Restated Note Funding Agreement, dated as of May 23, 2025, among the Issuer and the Initial Purchasers (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement in the manner set forth in this Amendment and in accordance with Section 7.1 of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I.
AMENDMENT

Section 1.1    Amendment.

The Agreement is hereby amended by amending and restating the following definition of “Funding Period” in its entirety as follows:

“Funding Period” means the period commencing on the Closing Date and ending on the earlier to occur of (i) July 22, 2026 and (ii) the Investment Period Termination Date.

Section 1.2      Representations and Warranties.

The Issuer with respect to itself, represents and warrants as of the date of this Amendment as follows:

(a)    this Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable Insolvency Laws and general principles of equity, whether considered in a proceeding at law or in equity;

(b)    all representations and warranties of the Issuer contained in this Amendment, the Agreement or any other Transaction Document shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality), except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality) as of such specified date; and

(c)    no Rapid Amortization Event, Default or Event of Default exists as of the date hereof immediately before and after giving effect to this Amendment or will result from this Amendment.

ARTICLE II.
MISCELLANEOUS

Section 2.1    Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

Section 2.2    Headings. The section headings contained in this Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

Section 2.3    Amendment. No provision of this Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 2.4    Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using facsimile signature or Electronic Signatures. The Parties hereto agree that any Electronic Signature on or associated with this Amendment shall be valid and binding on each such party to the same extent as a manual, original signature, and that this Amendment entered into by Electronic Signature, will constitute the legal, valid and binding obligation of each party enforceable against such party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For purposes hereof, “Electronic Record”, “Electronic Copy” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

Section 2.5    Transaction Document. This Amendment shall constitute a Transaction Document.

Section 2.6    Conditions to Effectiveness. This Amendment shall become effective on the date on which each Party hereto shall have delivered an executed signature page hereto to each other Party hereto.

Section 2.7    GOVERNING LAW. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THE AGREEMENT AS AMENDED BY THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THE AGREEMENT AS AMENDED BY THIS AMENDMENT. EACH PARTY HERETO (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 2.7(b).

Section 2.8    Jurisdiction. Any legal action or proceeding with respect to this Amendment may be brought in the courts of the United States for the Southern District of New York, and by execution and delivery of this Amendment, each party hereto consents, for itself and in respect of its property, to the nonexclusive jurisdiction of those courts. Each such party irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Amendment or any document related hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

HORIZON FUNDING II, LLC, as the Issuer By: Horizon Technology Finance Corporation, its sole member

By:	/s/ Daniel R. Trolio
Name: Daniel R. Trolio Title: Executive Vice President, Chief Financial Officer and Treasurer

[Horizon Funding II – Amendment No. 1 to A&R Note Funding Agreement]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York domiciled life insurance company, as Initial Purchaser
By: Nuveen Alternatives Advisors LLC, a Delaware limited liability company, its investment manager

By: /s/ Kevin Sassorossi Name: Kevin Sassorossi
Title: Director
PACIFIC LIFE INSURANCE COMPANY, as Initial Purchaser
By: /s/ Kevin Sassorossi Name: Kevin Sassorossi Title: Director
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, as Initial Purchaser

By: /s/ Kevin Sassorossi Name: Kevin Sassorossi Title: Director

[Horizon Funding II – Amendment No. 1 to A&R Note Funding Agreement]